UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 20, 2004
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)


               Israel               000-29871                   N/A
         ------------------         ----------                  ---
(State or other jurisdiction       (Commission      (IRS Employer Identification
       of incorporation)          File Number)                    No.)

                24 Raul Wallenberg Street, Tel Aviv 69719, Israel
                -------------------------------------------------
              (Address of principal executive offices and zip code)

                               011-972-3-645-5220
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On October 20, 2004, the registrant reported its results of operations for the three and nine month periods ended September 30, 2004. A copy of the press release issued by the registrant in this connection is furnished herewith as Exhibit 99.1 to this report.

         The information contained herein and in the accompanying exhibit shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, or incorporated by reference into any filing of the Company unless the registrant specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits

         Exhibit 99.1 Press Release dated October 20, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 20, 2004                      RADVISION LTD.
                                            (Registrant)



                                    By: /s/Arnold Taragin
                                        -----------------
                                           Arnold Taragin
                                    Corporate Vice President and General Counsel

                                                                    Exhibit 99.1

Press Release                                                  Source: RADVISION

RADVISION Reports Third Quarter 2004 Results

Wednesday October 20, 7:00 am ET

Record Revenues in Line with Forecast

Stronger than Expected Contribution from Technology Unit

FAIR LAWN, N.J.--(BUSINESS WIRE)--Oct. 20, 2004--RADVISION (NASDAQ:RVSN - News) today announced that revenues for the third quarter of 2004 were $16.7 million, an increase of 28% from the third quarter of 2003. Net income was $1.4 million or $0.07 per diluted share and included a one-time operating expense of $330,000 related to the previously announced acquisition of intellectual property and key developer assets from VisionNex Technologies. Before inclusion of the one-time item, net income was $1.7 million or $0.08 per diluted share. By comparison, net income was $912,000 or $0.05 per diluted share in the third quarter of 2003.

Operating profit for the third quarter was $881,000 after the one-time operating expense and $1.2 million before the one-time expense. That compares with operating profit of $412,000 in the third quarter of 2003.

The record revenues consisted of $5.3 million in Technology Business Unit (TBU) sales and $11.4 million in Networking Business Unit (NBU) sales, representing increases of 66% and 15%, respectively, over the third quarter of 2003.

For the nine months ended September 30, 2004, revenues increased to $46.7 million from $35.7 million in the same period of 2003. Operating income year-to-date in 2004 was $2.2 million, before a one-time operating gain of $1.1 million in the 2004 first quarter and the one-time operating expense of $330,000 in the 2004 third quarter. By comparison, the Company incurred an operating loss of $557,000 in the first nine months of 2003. Net income for the first nine months of 2004 was $3.6 million or $0.17 per diluted share, before the one-time items in the first and third quarters. After inclusion of the one-time items, net income for the first nine months of 2004 was $4.3 million or $0.20 per diluted share. For the first nine months of 2003, net income was $1.1 million or $0.05 per diluted share.

The Company ended the third quarter of 2004 with approximately $105.4 million in cash and liquid investments, an increase of $554,000 over the prior quarter, and equivalent to $5.31 per basic share. The increase reflects operating cash flow of $1.8 million and an additional $525,000 from the exercise of options, offset by $485,000 in capital expenditures and $1.3 million related to the acquisition of assets from VisionNex.

Third quarter 2004 revenues reflect TBU sales that were 18% higher than forecast. Asia Pacific NBU sales were particularly strong, nearly double the prior quarter, and NBU non-Cisco sales in the Americas grew 26%. These factors offset weaker than expected NBU revenue from EMEA and from room conferencing systems through the Cisco channel. The better than forecasted gross profit margin in the 2004 third quarter resulted from the higher than expected TBU revenues.

Gadi Tamari, Chief Executive Officer of RADVISION, commented: "We are seeing traction in all three of our most promising markets - TBU toolkits and professional services, 3G, and desktop video. The continued strong worldwide performance of our TBU included important sales to tier-one chipset manufacturers as well as of our 3G-324M toolkit for the 3G mobile market. We had five new 3G deals in NBU in the third quarter and also reached a milestone in our desktop conferencing activities with the first general deployment of our IMfirst solution for the Microsoft communications environment."

Mr. Tamari continued: "The growth of NBU sales in APAC also reflected substantial strength in China. Our deal with Beijing-based VisionNex gives us the key technology and integration staff that will help us drive future development of larger video, voice and data communications architecture and will better enable us to adapt our solutions for the key regions of China and all of Asia Pacific."

Mr. Tamari added: "NBU in the Americas had particularly strong interest in our IMfirst solution, which also has a growing number of pilots worldwide. As we announced separately today, we are developing an all-software platform for the Microsoft Live Communications Server environment. And, we expect our sales through our major channel partner Cisco to accelerate growth in 2005 supporting their video IP phones."

Mr. Tamari concluded: "We see convincing evidence that personal video for business and in the mobile sectors will be the significant engines of our growth in 2005 and beyond."

Guidance

The following statements are forward-looking, and actual results may differ materially. The Company expects fourth quarter 2004 revenues to be approximately $17.5 million and net income to approximate $1.8 million or $0.08 per diluted share. This compares to fourth quarter 2003 revenues of $15.6 million and net income of $2.4 million or $0.11 per diluted share. As previously discussed, the Company is pursuing strategic initiatives and making operating investments in 2004, as it positions itself for the realization of a much larger market opportunity in the coming years. (Full details are available on the Company's web site at www.radvision.com.)

Third Quarter 2004 Earnings Conference Call/Webcast

RADVISION will hold a conference call to discuss its Third Quarter results and fourth Quarter 2004 outlook, today, Wednesday, October 20, 2003 at 9:00 a.m. (Eastern). To access the conference call, please dial 1-888-928-9122 (International dialers can call +1-517-623-4001) by 8:45 a.m. The passcode "RADVISION" will be required to access the live conference call. A live webcast of the conference call will also be available in the investor relations section of the company's website at www.radvision.com.

A PowerPoint presentation highlighting key financial metrics as well as the Fourth Quarter 2004 estimate will be available in the Investor Relations section of the company's website, www.radvision.com. The presentation will be available beginning at 8:00 a.m. (EDT) on October 20th and will be archived on the website until the end of the Fourth Quarter. A replay of the call will be available beginning approximately one hour after the conclusion of the call through 12:00 midnight (Eastern) on October 27, 2004. To access the replay, please dial 1-866-492-3849 (International dialers can call +1-203-369-1742).

About RADVISION

RADVISION Ltd. (Nasdaq: RVSN - News) is the industry's leading provider of high quality, scalable and easy-to-use products and technologies for videoconferencing, video telephony, and the development of converged voice, video and data over IP and 3G networks. RADVISION has two distinct business units. RADVISION's Networking Business Unit (NBU) offers one of the broadest and most complete sets of videoconferencing network solutions for IP- and ISDN-based networks, supporting all end points in the industry. The company also provides businesses and service providers with integrated solutions that deliver converged IP-based video telephony applications to employee computer desktops and residential broadband homes worldwide. The Company's Technology Business Unit (TBU) provides protocol development tools and platforms, enabling equipment vendors and service providers to develop and deploy new converged networks, services, and technologies. For more information please visit our website at www.radvision.com.

This press release contains forward-looking statements that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, general business conditions in the industry, changes in demand for products, the timing and amount or cancellation of orders and other risks detailed from time to time in RADVISION's filings with the Securities Exchange Commission, including RADVISION's Form 10-K Annual Report. These documents contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statement.

                                 RADVISION LTD.
                        Consolidated Statements of Income
          (U.S. Dollars in thousands, except share and per share data)

                          Three months ended      Nine months ended
                             September 30,          September 30,
                       ---------------------    ---------------------
                           2004        2003       2004        2003
                       ---------    ---------    --------   --------
                                          Unaudited
                       -----------------------------------------------

Revenues                 $16,708      $13,081     $46,675    $35,738
Cost of revenues           3,426        2,933       9,921      7,891
                       -----------  -----------  ----------  --------

Gross profit              13,282       10,148      36,754     27,847
                       -----------  ------------ ---------   --------

Operating costs and
 expenses:
  Research and
   development             4,553        3,693      12,615     10,853
  Marketing and selling    6,305        5,023      18,270     14,607
  General and
   administrative          1,213        1,020       3,663      2,944
  In-process research
   and development
   write-off                 330            -         330          -
  One-time income              -            -      (1,061)         -
                       ------------   ----------  --------  ---------
Total operating costs
 and expenses             12,401        9,736      33,817     28,404
                       ------------   ----------  --------  ---------

Operating profit (loss)      881          412       2,937       (557)
Financial income, net        500          500       1,344      1,626
                       -------------  ----------  -------   ---------

Net income                 1,381          912       4,281      1,069
                       =============  ==========  ========   ========

Basic net earnings per
 share                     $0.07        $0.05       $0.22      $0.06
                       =============  =========== ========   ========

Weighted Average Number
 of Shares used in
 computing basic net
 earnings per share   19,853,872   18,743,188  19,682,936  18,516,076
                       =========  ===========  ==========  ==========

Diluted net earnings
 per share                 $0.07        $0.05      $0.20       $0.05
                       ========== ==========   ==========  ==========

Weighted Average Number
 of Shares used in
 computing diluted net
 earnings per share   21,149,001   20,012,705  21,372,063  19,518,687
                       =========   ==========  ===========  =========

                                 RADVISION LTD.
                           Consolidated Balance Sheet
                     (U.S. Dollars in thousands)

                                            September 30, December 31,
                                                2004         2003
                                             -----------  -----------
                                              (Unaudited) (Audited)
                                             ------------ -----------
Assets
Cash and Cash Equivalents (* see below)         $20,892     $16,433
Short-term Bank Deposits (* see below)           31,827      34,977
Trade Receivables, Net                           10,609       8,685
Other Receivables                                 3,296       2,704
Inventories                                       1,127         969
                                             -----------  ----------
Total Current Assets                             67,751      63,768

Severance Pay Fund                                2,391       2,171
Long-term Securities and Bank Deposits (* see
 below)                                          52,667      48,501
                                             -----------  -----------
Total Long-term Assets                           55,058      50,672
Property and Equipment
Cost                                             14,181      12,479
Less Accumulated Depreciation                   (11,523)      9,907
                                             -----------  -----------
                                                  2,658       2,572

Other Assets, net                                   981           -

Total Assets                                   $126,448    $117,012
                                             ===========  ===========

Liabilities and Equity
Trade Payable                                    $2,294      $1,270
Other Payables & Accrued Expenses                20,640      19,148
                                             -----------   ----------
Current Liabilities                              22,934      20,418

Accrued Severance Pay                             3,454       3,353
                                             -----------   ----------

Total Liabilities                                26,388      23,771

Shareholders' Equity
Share Capital                                       187         187
Additional Paid in Capital                      104,663     104,663
Treasury Stock                                   (1,517)     (5,075)
Accumulated Deficit                              (3,273)     (6,534)
                                             -----------  -----------
Total Shareholders' Equity                      100,060      93,241

Total Liabilities and Shareholders' Equity     $126,448    $117,012
                                             ===========  ===========

(*)Total Cash and Liquid Investments            105,386      99,911
                                             ===========  ===========

-------------------------
Contact:
     RADVISION
     Corporate Contacts:
     Tsipi Kagan, 201-689-6340
     cfo@radvision.com

    or

     Peter Benedict, 201-689-6311
     pr@radvision.com

     or

     Investor Relations:
     Comm-Partners LLC
     June Filingeri, 203-972-0186
     junefil@optonline.net